UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)       May 12, 2005
                                                ------------------------------



                          Washington Federal, Inc.
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          (Exact name of registrant as specified in its charter)




  Washington                           0-25454                     91-1661606
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(State or other jurisdiction    (Commission File Number)        (IRS Employer
of incorporation)                                          Identification No.)




425 Pike Street, Seattle, Washington                                 98101
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(Address of principal executive offices)                           (Zip Code)




Registrant's telephone number, including area code       (206) 624-7930
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                              Not Applicable
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(Former name, former address and former fiscal year, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 7.01.   Regulation FD Disclosure
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On May 11, 2005, Washington Federal Savings, a wholly owned subsidiary of
Washing Federal, Inc. ("Company") entered into an agreement with the Federal Home Loan Bank("FHLB") of Seattle which provides for the restoration of $48 million of FHLB of Seattle Class B1 stock that had been redeemed in October 2004. The Company does not believe that the restoration of the $48 million of FHLB of Seattle Class B1 stock will have a material impact on its operations going forward. A copy of the press release from the FHLB Seattle is attached hereto as Exhibit 99.1


                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  WASHINGTON FEDERAL, INC.



Dated: May 12, 2005                By:      /s/ Brent J. Beardall
                                           ---------------------
                                           Brent J. Beardall
                                           Senior Vice President and
                                           Chief Financial Officer